                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K/A of our report dated December 20, 1996 included in Registration Statement File No. 333-19597.

                                       /s/ Arthur Andersen LLP
                                       -----------------------
                                       ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 13, 1997